PRO FORMA CONDENSED FINANCIAL STATEMENTS OF
                        UNITED FUEL & ENERGY CORPORATION

Pro Forma Condensed Balance Sheet as of September 30, 2004

Pro Forma Condensed Statement of Operations for the year ended December 31, 2003

Pro Forma Condensed Statement of Operations for the nine months ended September 30, 2004

Notes to Unaudited Pro Forma Condensed Financial Statements

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                                      -2-


UNITED FUEL & ENERGY CORPORATION
PRO FORMA CONDENSED BALANCE SHEET - UNAUDITED
SEPTEMBER 30, 2004
(IN THOUSANDS)


                                                  UNITED                PRO FORMA
                                                  FUEL         BSN     ADJUSTMENTS     COMBINED
                                                ------------------------------------------------
                              ASSETS
Current Assets
  Cash                                          $  1,310    $      1    $    450  (7)  $  1,311
                                                                        $   (450) (8)
  Accounts receivable                             30,002                                 30,002
  Inventories                                      5,827                                  5,827
  Other                                            1,416                                  1,416
                                                ------------------------------------------------
                         Total current assets     38,555           1        --           38,556
                                                ------------------------------------------------
Property, Plant and Equipment, net                10,271                                 10,271
                                                ------------------------------------------------
Other Assets (including $251,000 of Goodwill)      4,288                                  4,288
                                                ------------------------------------------------
                                                $ 53,114    $      1    $   --         $ 53,115
                                                ================================================
    LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Current maturities of long - term debt        $  1,202                               $  1,202
  Current portion of capital leases                   90                                     90
  Notes payable                                     --           423        (423) (1)      --
  Accounts payable                                10,178         387        (387) (1)    10,178
  Accrued expenses and other                       1,453         960        (960) (1)     1,453
                                                ------------------------------------------------
                  Total current liabilities       12,923       1,770      (1,770)        12,923
                                                ------------------------------------------------
Long - term debt, less current maturities         35,391        --          (450) (8)    34,941
                                                ------------------------------------------------
Deferred income taxes                                815        --                          815
                                                ------------------------------------------------
Stockholders' Equity
  Preferred stock                                      1                      (1) (3)      --
  Common stock                                         1           9           1  (1)        11
                                                                               9  (2)
                                                                              (1) (2)
                                                                               1  (3)
                                                                              (9) (5)
  Paid - in capital                                1,918       4,933       1,769  (1)     2,360
                                                                              (8) (2)
                                                                          (6,711) (4)
                                                                               9  (5)
                                                                             450  (7)
  Retained earnings                                2,168      (6,711)      6,711  (4)     2,168
  Less treasury stock                               (103)                                  (103)
                                                ------------------------------------------------
                   Total stockholders' equity      3,985      (1,769)      2,220          4,436
                                                ------------------------------------------------
                                                $ 53,114    $      1    $   --         $ 53,115
                                                ================================================

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                                      -3-


UNITED FUEL & ENERGY CORPORATION
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
YEAR ENDED DECEMBER 31, 2003
(IN THOUSANDS)

                                                              UNITED                          PRO FORMA
                                                               FUEL              BSN         ADJUSTMENTS          COMBINED
                                                        -------------------------------------------------------------------
REVENUES                                                 $  146,345        $       --        $      --          $  146,345
Cost of sales                                               121,657                                                121,657

                                                        -------------------------------------------------------------------
Gross profit                                                 24,688                --               --              24,688
EXPENSES
  Operating                                                  11,811                                                 11,811
  General and administrative                                  7,856               856                                8,712
  Depreciation and amortization                               1,403               272                                1,675
  Loss on impairment of assets                                                    693                                  693
                                                        -------------------------------------------------------------------
         Total expenses                                      21,070             1,821               --              22,891
                                                        -------------------------------------------------------------------
OPERATING INCOME                                              3,618            (1,821)              --               1,797

OTHER INCOME (EXPENSE)
  Interest expense                                           (2,734)              (33)                              (2,767)
  Interest income                                               141                                                    141
  Gain (loss) on disposal of assets                              22                                                     22
                                                        -------------------------------------------------------------------
         Total other income (expense)                        (2,571)              (33)              --              (2,604)
                                                        -------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                             1,047            (1,854)              --                (807)
PROVISION FOR INCOME TAXES                                      458                                 --                 458
                                                        -------------------------------------------------------------------
NET INCOME (LOSS)                                        $      589        $   (1,854)       $      --          $   (1,265)
                                                        ===================================================================
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - BASIC AND FULLY DILUTED                                           214           11,040      (6)     11,254
                                                        ===================================================================
NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED                            $    (8.67)                          $    (0.11)
                                                        ===================================================================



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                                      -4-


UNITED FUEL & ENERGY CORPORATION
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
NINE MONTHS ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)

                                                            UNITED                      PRO FORMA
                                                             FUEL           BSN        ADJUSTMENTS          COMBINED
                                                        ----------------------------------------------------------------

REVENUES                                                $   128,590    $        --             --         $  128,590
Cost of sales                                               109,545             --                           109,545
                                                        ----------------------------------------------------------------
Gross profit                                                 19,045             --             --             19,045
EXPENSES
  Operating                                                   8,472                                            8,472
  General and administrative                                  6,930             65                             6,995
  Depreciation and amortization                               1,012             11                             1,023
  Loss on impairment of assets                                                  25                                25
                                                        ----------------------------------------------------------------
         Total expenses                                      16,414            101             --             16,515
                                                        ----------------------------------------------------------------
OPERATING INCOME (LOSS)                                       2,631           (101)            --              2,530

OTHER INCOME (EXPENSE)
  Interest expense                                           (1,420)           (18)                           (1,438)
  Interest income                                               109                                              109
  Amortization                                                 (453)                                            (453)
  Gain (loss) on disposal of assets                             (14)                                             (14)
  Other                                                        (192)                                            (192)
                                                        ----------------------------------------------------------------
         Total other income (expense)                        (1,970)           (18)            --             (1,988)
                                                        ----------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                               661           (119)            --                542
PROVISION FOR INCOME TAXES                                      240             --             --                240
                                                        ----------------------------------------------------------------
NET INCOME (LOSS)                                       $       421    $      (119)     $      --         $      302
                                                        ================================================================
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - BASIC AND FULLY DILUTED                                        229         11,025    (6)      11,254
                                                        ================================================================
NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED                        $     (0.52)                       $     0.03
                                                        ================================================================

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION:

The unaudited pro forma condensed balance sheet and statement of operations of United Fuel & Energy Corporation ("United Fuel") have been prepared to give effect to:

o the reverse acquisition of Brands Shopping Network, Inc. ("BSN") by United Fuel through the merger of a wholly-owned subsidiary of BSN with and into United Fuel (the "Merger");

o a 1-for-40 reverse stock split to be effected by BSN prior to the Merger (the "Reverse Stock Split"); and

o the satisfaction or conversion of all indebtedness of BSN in exchange for 1,125,000 shares of BSN common stock (after giving effect to the Reverse Stock Split).

The condensed pro forma financial statements have been prepared as if such transactions had taken place on September 30, 2004 for purposes of the pro forma condensed balance sheet and as if the transactions had taken place on January 1, 2003 for purposes of the pro forma condensed statements operations.

On August 6, 2004 United Fuel, BSN and a wholly-owned subsidiary of BSN (the "Merger Sub") entered into a merger agreement whereby the Merger Sub will merge with and into United Fuel and United Fuel will be the surviving entity as a wholly-owned subsidiary of BSN. Because the former stockholders of United Fuel will own approximately 88.0% of the BSN common stock after the consummation of the Merger and related transactions, the reverse acquisition method of accounting is being applied and the financial statements of United Fuel and BSN are combined on the basis of United Fuel being the accounting acquirer, accompanied by a recapitalization.

The columns captioned United Fuel represent the consolidated balance sheet of United Fuel and its subsidiaries as of September 30, 2004 and the related consolidated statement of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004. The columns captioned BSN represent the consolidated balance sheet of BSN as of September 30, 2004 and the related consolidated statement of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

PRO FORMA ENTRIES:

(1) To reflect the issuance of 1,125,000 shares of BSN common stock, par value $.001 per share, upon the conversion of certain BSN indebtedness.

(2) To reflect the issuance of 8,650,000 shares of BSN common stock as merger consideration with respect to all outstanding shares of common stock of United Fuel.

(3) To reflect the issuance of 1,250,000 shares of BSN common stock as merger consideration with respect to all outstanding shares of convertible preferred stock of United Fuel.

(4) To reflect the recapitalization adjustment for the Merger.

(5) To reduce the issued and outstanding shares of BSN from 9,178,294 to 229,457 to reflect the Reverse Stock Split.

(6) To reflect the adjustment and issuance of BSN common stock in connection with the Merger, including the 1:40 reverse split by BSN prior to the Merger, BSN common stock to be issued to United Fuel common stockholders, BSN common stock to be issued to United Fuel preferred stockholders and BSN common stock to be issued to the holders of BSN debt converted to common stock.

(7) To record the issuance of 250,000 shares of United Fuel convertible preferred stock, par value $.001 per share, subsequent to September 30, 2004 at a price of $2.00 per share for estimated proceeds of $450,000, net of estimated expenses.

(8) To record the payment on United Fuel's revolving credit facility of the net proceeds from the sale after September 30, 2004 of United Fuel convertible preferred stock.